UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 10, 2014 (November 5, 2014)

HORNE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-50373
(Commission File No.)

3975 University Drive
Suite 100
Fairfax, Virginia  22030
(Address of principal executive offices and Zip Code)

(703) 641-1100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Darryl K. Horne, Chairman of the Board of Directors of Horne International, Inc. (the "Company"), passed away on November 5, 2014.  There is no immediate plan for the Board of Directors of the Company (the "Board") to elect a Chairman or appoint a new Board member to fill the positions formerly occupied by Mr. Horne.  Evan Auld-Susott continues to serve on the Board of Directors as its sole member until such time as additional qualified candidates are identified for appointment to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of November 2014.

HORNE INTERNATIONAL, INC.

BY:	JOHN E. DONAHUE
John E. Donahue
Chief Financial Officer